  As filed with the Securities and Exchange Commission on February 17, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            MPATH INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                       94-3217317
(State of Incorporation)                       (IRS Employer
                                               Identification No.)

665 Clyde Avenue, Mountain View, CA            94043
(Address of principal executive offices)       (Zip Code)

If this form relates to the           If this form relates to the
registration of a class of            registration of a class of
securities pursuant to                securities pursuant to
Section 12(b) of the Exchange         Section 12(g) of the Exchange
Act and is effective pursuant         Act and is effective pursuant
to General Instruction A.(c),         to General Instruction A.(d),
check the following box. [_]          check the following box. [X]

Securities Act registration statement file number to which this form relates:
[333-       ] (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                   Name of each exchange on which
        to be so registered                   each class is to be registered
        -------------------                   ------------------------------
               None                                      None


       Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $0.00005
                       --------------------------------
                               (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on or about February 16, 1999 (SEC File No. 333- ___________) (the "Form S-1 Registration Statement").
                   -------------------------------

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this Registration
          Statement:

          1.*       Specimen certificate for Registrant's Common Stock.

          2.** Amended and Restated Certificate of Incorporation of the Registrant.

          3.*** Form of Amended and Restated Certificate of Incorporation of the Registrant.

          4.****    Amended and Restated Bylaws of the Registrant.

          5.*****   Form of Amended and Restated Bylaws of the Registrant.

          6.****** Fourth Amended and Restated Investors' Rights Agreement dated January 15, 1999, between the Registrant and certain holders of the Registrant's securities.



*      Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
       Statement.
** Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
****** Incorporated by reference to Exhibit 4.2 to the Form S-1 Registration
       Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 17, 1999        MPATH INTERACTIVE, INC.

                          By:  /s/ Lynn Heublein
                             -----------------------------------------------
                               Lynn Heublein, Chief Operating Officer

                               INDEX TO EXHIBITS


Exhibit                                                      Sequentially
  No.                   Description                          Numbered Page
-------                 -----------                          -------------

     1.  Specimen certificate for Registrant's Common        Incorporated by
         Stock.                                              reference

     2.  Amended and Restated Certificate of Incorporation   Incorporated by
         of the Registrant.                                  reference

     3.  Form of Amended and Restated Certificate of         Incorporated by
         Incorporation of the Registrant.                    reference

     4.  Amended and Restated Bylaws of the Registrant.      Incorporated by
                                                             reference

     5.  Form of Amended and Restated Bylaws of the          Incorporated by
         Registrant.                                         reference

     6.  Fourth Amended and Restated Investors' Rights       Incorporated by
         Agreement dated January 15, 1999, between the       reference
         Registrant and certain holders of the
         Registrant's securities.